Exhibit 99.1


JUPITERMEDIA ANNOUNCES EARLY TERMINATION OF WAITING PERIOD UNDER
HART-SCOTT-RODINO ACT

DARIEN, CT (December 8, 2008) - Jupitermedia Corporation ("Jupitermedia") (NASDAQ: JUPM) announced today that the U.S. Department of Justice and Federal Trade Commission have granted early termination of the Hart-Scott-Rodino review period for the proposed sale of Jupiterimages Corporation ("Jupiterimages"), a wholly-owned subsidiary of Jupitermedia, to Getty Images, Inc. ("Getty Images"). The transaction still requires the satisfaction or waiver of the other closing conditions set forth in the stock purchase agreement. Jupitermedia expects the transaction to close in early 2009.

Important Additional Information Regarding the Stock Purchase Agreement and the Proposed Sale of Jupiterimages will be filed with the Securities and Exchange Commission (SEC).

This communication is not a solicitation of a proxy from any security holder of Jupitermedia. In connection with the stock purchase agreement between Jupitermedia and Getty Images, Inc., Jupitermedia Corporation has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission and will file a definitive proxy statement with the U.S. Securities and Exchange Commission. THE DEFINITIVE PROXY STATEMENT WILL BE SENT TO JUPITERMEDIA CORPORATION STOCKHOLDERS, WHO ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE STOCK PURCHASE AGREEMENT, THE PROPOSED SALE OF JUPITERIMAGES AND THE PARTIES TO THE STOCK PURCHASE AGREEMENT. Jupitermedia Corporation investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to Jupitermedia Corporation's Investors page on its corporate website at http://www.Jupitermedia.com/corporate/investors.html.

Jupitermedia Corporation and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of Jupitermedia Corporation in connection with the stock purchase agreement and the proposed sale of Jupiterimages. Information about Jupitermedia Corporation and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on Jupitermedia Corporation's Investors page on its corporate website at http://www.Jupitermedia.com/corporate/investors.html. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed transaction when it becomes available.

About Jupitermedia

Jupitermedia Corporation (Nasdaq: JUPM) (http://www.jupitermedia.com), headquartered in Darien, CT, is a leading global provider of images, news and original information, career Web sites and events for information technology, business, media and creative professionals.


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Cautionary Statement Regarding Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release which are not historical facts are "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include, for example, the competitive environment in which Jupitermedia and Jupiterimages compete; the unpredictability of Jupitermedia's and Jupiterimages' respective future revenues, expenses, cash flows and stock price; Jupitermedia's and Jupiterimages' respective ability to integrate acquired businesses, products and personnel into their existing businesses; Jupitermedia's and Jupiterimages' respective ability to protect their intellectual property; Jupitermedia's dependence on a limited number of advertisers; the conditions to the completion of the transactions contemplated by the stock purchase agreement, pursuant to which Getty Images will acquire Jupiterimages, may not be satisfied, or the regulatory approvals and clearances required for the transactions contemplated by the stock purchase agreement may not be obtained on the terms expected or on the anticipated schedule (if at all); the parties' ability to meet expectations regarding the timing for completion of the transactions contemplated by the stock purchase agreement; the retention of certain key employees at Jupitermedia and Jupiterimages; and the outcome of any legal proceedings that may be instituted against Jupitermedia and others following the announcement of the stock purchase agreement.

For a more detailed discussion of such risks and uncertainties, refer to Jupitermedia's reports filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this press release, and Jupitermedia assumes no obligation to update the forward-looking statements after the date hereof.


All current Jupitermedia press releases can be found online at www.jupitermedia.com/corporate/press.html.


For information on Jupitermedia Corporation contact:
Beth Ritter
Senior Marketing Manager
203-662-2922
press@jupitermedia.com


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